united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

Class A, C, I and S Shares

Annual Report
As Of November 30, 2017

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS

AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 15
Statements of Assets and Liabilities	Page 32
Statements of Operations	Page 33
Statements of Changes in Net Assets	Page 34
Financial Highlights	Page 35
Notes to Financials	Page 38
Report of Independent Registered Public Accounting Firm	Page 46
Supplemental Information	Page 47
Privacy Notice	Page 55

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

January 2, 2018

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from December 1, 2016 through November 30, 2017.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 3.2% during the third quarter of 2017, a slight increase from the 3.1% AGR during the second quarter of 2017. GDP may be locking into an elevated range. As we discuss below, continued performance at these levels could suggest our economy is entering a new economic stage, transitioning from a mature economic environment to a moderately expansionary one. Personal consumption expenditures (PCE) are a measure of how well Goods (Durables and Non-Durables) and Services in our economy are performing. PCE has performed well post-recession. Gross private domestic investment (GPDI) has also done nicely since the end of the recession, though the metric has been peppered with near-term negative results. In our last commentary, we asserted that PCE and GPDI performing well at the same time for an extended period might push the US economy into new positive territory. For the past two quarters, PCE and GDPI have done just that, and GDP has held above 3%.

At the December 13, 2017 Federal Reserve Open Market Committee (Committee) meeting, the Committee released the following statement, in part: “Consistent with its statutory mandate, the Committee seeks to foster maximum employment and price stability… the Committee continues to expect that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will remain strong. Inflation on a 12-month basis is expected to remain somewhat below 2 percent in the near-term but to stabilize around the Committee’s 2 percent objective over the medium-term. Near-term risks to the economic outlook appear roughly balanced, but the Committee is monitoring inflation developments closely.”

Most of our internal indicators suggest a recession in the near-term is unlikely, though inflation, and the Federal Reserve’s (Fed) reaction to it, are a continuing concern. Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that a combination of production and consumption would be expected to continue pushing the economy forward, yields would potentially rise, and GDP could continue see moderate-to-robust growth.

Monetary Policy: As was partially noted above, the Federal Reserve Open Market Committee’s December 2017 statement included the following: “The Committee continues to expect that, with gradual adjustments in the stance of monetary policy, economic activity will expand at a moderate pace and labor market conditions will remain strong. Inflation on a 12-month basis is expected to remain somewhat below 2 percent in the near -term but to stabilize around the Committee’s 2 percent objective over the medium-term. Near-term risks to the economic outlook appear roughly balanced, but the Committee is monitoring inflation developments closely… The stance of monetary policy remains accommodative, thereby supporting strong labor market conditions and a sustained return to 2% inflation… The Committee will carefully monitor actual and expected inflation developments relative to its symmetric inflation goal.” The Fed continues to assert that monetary policy remains accommodative in their policy statements; it is worth pointing out, though, that most money supply (MS) measures peaked in terms of year-on-year percent change (y-o-y) in the latter part of 2011. The y-o-y MS has been declining steadily, though it has yet to drop into a range that would concern us in terms of its impact on economic growth or signal a coming economic stage shift into a mature economic or recessionary environment in the near-term. The Fed’s moves have been extremely moderate, which is why our view on monetary policy is still neutral for stocks.

Interest Rates: The yield curve, as measured by the 10 -year T-Note (10y TN) minus the 1-year T-Bill (1y TB), has been declining; as of the end of December 2017, it is at its lowest level since the beginning of 2007. A yield curve spread of 0.64 does not mean a lot on its own, but other factors such as how far the spread has fallen in the context of the overarching economy, interest rate trends across the board, and movements in CPI, paint a mildly concerning picture. In general, the declining yield-spread has been caused by long-term interest rates running flat over the intermediate-term while short-term interest rates have risen steadily. Regarding long-term corporate bonds, the quality spread is declining as lower-rated bonds are falling in yield slightly faster than higher-rated bonds. A quality spread in this position is generally positive for both the economy and the stock market.

Equity Valuations: As of December 29, 2017, the S&P 5001 index was at 2,673. Our proprietary valuation work uses both fundamental and technical analysis, and provides justification for the S&P 500 at roughly 2,600. We believe the market is in fair-value territory. In order to create a band or range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE ValuationTM tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Currently, our analysis suggests that an appropriate S&P 500 fair-value range is roughly 2,350 to 2,880. To us, fair-value means the stock market should perform within the parameter of its historic mean. As equities continue their assent, we are watching corporate earnings growth closely, as changes in earnings data has the potential to change valuation levels quickly.

Inflation: One of the reasons we expressed an expectation of restraint from the Fed in our interest rates discussion is our view of inflation, which we think should remain at a moderate rate of growth over the intermediate term. Historically, the employment private service providing sector’s (EPSP) weekly earnings 12-month percent change and its direction have correlated well with CPI. CPI has been trending up from the middle of 2015, and it has come close to the EPSP level, which has likewise been trending positively since May 2015. Another sector that has a long-term effect on inflation is the manufacturing sector. When there is strong pricing pressure from the manufacturing sector it tends to lift most associated prices; this tends to help wages grow, triggering an inflationary cycle. Over the past few months, the Consumer Price Index (CPI) has reached and surpassed the Feds initial target of 2%, reaching 2.7% in February 2017. On the supply-side, one of the production metrics we focus on is capacity utilization. When capacity utilization is near its high, pricing pressure builds as production becomes limited by factories nearing full capacity. While this dynamic is not yet fully in play, the Producer Price Index (PPI) has recently reversed trend, telling us that costs are beginning to put upward pressure on inflation.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.

Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

[1]	The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

1054-NLD-2/7/2018

INVESTMENT REVIEW

JAMES ALPHA EQUITY HEDGE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended November 30, 2017
Inception:
8/18/17 – 11/30/17*
Class A
With Sales Charge	(0.28)%
Without Sales Charge	5.80%
Class C
With Sales Charge	4.80%
Without Sales Charge	5.80%
Class I	5.80%
Class S	5.90%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated June 7, 2017, is 2.20%, 2.95%, 1.95% and 1.95% for the A, C, I and S Classes, respectively.

PORTFOLIO ADVISER COMMENTARY

For the annual period ended 11/30/2017, equity hedge strategies generally performed well. The period was marked by continued rallies in risky asset classes with US and Emerging Market equities posting strong returns. The US rally was partially fueled by sweeping corporate tax cuts. Within US equities, large caps stocks outperformed small caps, largely driven by healthier global growth and a weaker US dollar. Many investors brushed off negative headlines, pushing valuations to all-time highs. Rejection of potentially negative news can be a positive sign for markets; however, we continue to see a divergence between price action and underlying fundamentals.

Most of the year was defined by geo-political uncertainty with the new US administration capturing many headlines; nevertheless, equity volatility was largely muted, with only a handful of blips. Leadership in global equity markets shifted over the year, as investors found value in Emerging Markets and a weakening US dollar helped to boost returns.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of hedged equity investment strategies. A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. The Portfolio expects to gain exposure to asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Manager expects to increase allocation to exposures to asset classes and investment strategies where the Manager’s models detect opportunities and to decrease allocation to investments in asset classes and investment strategies that such models detect diminishing expected returns.

*	Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA EQUITY HEDGE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
American Beacon Sound Point Floating Rate Income	6.4%
iShares Russell 1000 ETF	5.5%
AlphaCentric Income Opportunities Fund	5.3%
iShares Russell 1000 Growth ETF	4.9%
Guggenheim S&P 500 Equal Weight ETF	4.7%
Kellner Merger Fund	3.9%
iShares Micro-Cap ETF	3.8%
Guggenheim S&P 500 Pure Value ETF	3.2%
SPDR Bloomberg Barclays Convertible Securities	3.0%
iShares Russell 2000 Growth ETF	2.3%

*	Based on total net assets as of November 30, 2017.

Excludes short-term investments.

Portfolio Composition*

HFRI Equity Hedge (Total) Index Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA EVENT DRIVEN PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended November 30, 2017
Inception:
8/18/17 – 11/30/17*
Class A
With Sales Charge	(3.30)%
Without Sales Charge	2.60%
Class C
With Sales Charge	1.60%
Without Sales Charge	2.60%
Class I	2.60%
Class S	2.60%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated June 7, 2017, is 2.57%, 3.32%, 2.32% and 2.32% for the A, C, I and S Classes, respectively.

PORTFOLIO ADVISER COMMENTARY

The annual period ended 11/30/2017 was marked by improving economic environments both domestic and abroad, providing a largely favorable environment for distressed markets and M&A activity. Risky asset classes continued to outperform, with Emerging Markets, US equities and high yield bonds posting strong performance. International equities did particularly well, supported by strong economic activity abroad, with both emerging and developed markets outside the US taking leadership over domestic markets. Emerging market bonds have mostly pushed ahead of lower credit bonds over the past year, rallying from a sharp decline immediately following the US election.

For the annual period, Event Driven strategies generally provided solid performance; of the main sub-styles in the sector “Special Situation” and “Distressed” styles were the leaders.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of “event driven” investment strategies. Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. The Portfolio will seek to outperform the returns of event driven investment strategies by investing in a variety of asset classes, including currencies, global equities and global fixed income securities. The Portfolio expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize event driven strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Manager expects to increase allocation to exposures to asset classes and investment strategies where the Manager’s models detect opportunities and to decrease allocation to investments in asset classes and investment strategies that such models detect diminishing expected returns. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

*	Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA EVENT DRIVEN PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
IQ Merger Arbitrage ETF	13.4%
iShares iBoxx $ High Yield Corporate Bond ETF	9.8%
Peritus High Yield ETF	9.2%
PowerShares Global Short Term High Yield Bond	8.3%
Merger Fund	7.2%
Kellner Merger Fund	6.5%
AlphaCentric Income Opportunities Fund	5.3%
iShares Russell 2000 Value ETF	3.3%
Vanguard FTSE Emerging Markets ETF	2.8%
Highland/iBoxx Senior Loan ETF	2.3%

*	Based on total net assets as of November 30, 2017.

Excludes short-term investments.

Portfolio Composition*

HFRI Event-Driven (Total) Index: Investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA FAMILY OFFICE PORTFOLIO

Advised by: James Alpha Advisors LLC, New York, New York

Objective: The Portfolio seeks total return through capital appreciation and/or income, consistent with a reasonable level of risk, as determined by James Alpha Advisors, LLC.

Total Aggregate Return for the Period Ended November 30, 2017
Inception:
6/30/17 – 11/30/17*
Class A
With Sales Charge	(0.94)%
Without Sales Charge	5.10%
Class C
With Sales Charge	4.00%
Without Sales Charge	5.00%
Class I	5.20%
Class S	5.20%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated June 7, 2017, is 2.54%, 3.29%, 2.29% and 2.29% for the A, C, I and S Classes, respectively.

PORTFOLIO ADVISER COMMENTARY

The annual period ended 11/30/2017 was marked by sustained rallies in risky asset classes. In the US, moderate growth, relatively low inflation, and easy monetary policy continued to provide a positive backdrop. Outside the US, the global economic turnaround that started in mid-2016 continued in 2017. One of the biggest surprises was stability in the Eurozone after years of tumult. A robust labor market recovery, accommodative monetary stance and modest inflation are but a few of the tailwinds that the Eurozone is experiencing. Additionally, China avoided an economic slowdown providing a boost to emerging market equities. As noteworthy as the rally in risky asset classes was, the lackluster performance in investment grade bonds and US Treasuries was equally of note.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio employs a multi-asset, multi-strategy investment program that seeks to replicate the asset allocation programs of successful family offices. In constructing the investment program, James Alpha Advisors, LLC utilizes asset allocation data of multiple family offices to construct a diversified portfolio across a broad range of assets classes and investment strategies. The asset classes in which the Portfolio may invest can include U.S. and non-U.S. common stocks, U.S. and non-U.S. corporate, government and agency bonds and other debt instruments, real estate and real estate - related assets, such as mortgage-backed securities, asset-backed securities, currencies and commodities (e.g., metals, agricultural, energy, livestock and “soft” commodities such as coffee and sugar). The weighting of each asset class will change over time and new asset classes may be introduced from time to time. The Portfolio may also invest in instruments that provide exposure to hedge fund strategies, such as low-volatility, directional and fund of funds strategies, and in instruments that provide exposure to private equity strategies, such as mezzanine debt and leveraged buyout strategies. The Portfolio expects to achieve exposure to the above-mentioned asset classes primarily through exchange-traded funds (ETFs), mutual funds and closed-end funds (together, underlying funds) but has the ability to gain exposure through direct investment in stocks and bonds, unit investment trusts (UITs), private funds and other pooled investment vehicles, and through derivative instruments. In constructing the Portfolio, James Alpha Advisors, LLC utilizes a three-step process that includes: 1) analyzing the asset allocation data of multiple family offices to produce a target asset allocation weighting, 2) identifying investments or investment vehicles that provide exposure to the desired asset classes, and 3) making tactical adjustments to the target asset allocation weightings to take advantage of current market conditions. Asset allocation weightings will be reassessed quarterly but tactical adjustments may be made more frequently than quarterly. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as ETNs, CLNs and commodity futures and swaps. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%, although James Alpha Advisors, LLC does not currently anticipate that such exposure would exceed 25% of the Portfolio’s total assets.

*	Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA FAMILY OFFICE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
iShares Edge MSCI USA Quality Factor ETF	9.4%
SPDR S&P500 ETF Trust	6.9%
PIMCO Enhanced Short Maturity Active	6.6%
Powershares FTSE RAFI US 1000 Portfolio	6.3%
Vanguard FTSE All-World ex-US ETF	5.9%
Vanguard Total International Stock ETF	5.1%
Leland Thomson Reuters Private Equity Index Fund	4.6%
PowerShares Global Listed Private Equity	4.4%
PIMCO Active Bond Exchange-Traded Fund	3.2%
iShares Micro-Cap ETF	2.8%

*	Based on total net assets as of November 30, 2017.

Excludes short-term investments.

Portfolio Composition*

The Dow Jones Moderate Portfolio Index is a member of the Relative Risk Index Series and designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA RELATIVE VALUE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended November 30, 2017
Inception:
8/18/17 – 11/30/17*
Class A
With Sales Charge	(4.43)%
Without Sales Charge	1.40%
Class C
With Sales Charge	0.40%
Without Sales Charge	1.40%
Class I	1.40%
Class S	1.40%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated June 7, 2017, is 2.47%, 3.22%, 2.22% and 2.22% for the A, C, I and S Classes, respectively.

PORTFOLIO ADVISER COMMENTARY

For the annual period ended 11/30/2017, Relative Value strategies generally provided solid performance. Strengthening consumer, corporate and housing sectors in the US helped “Asset Backed” and “Corporate” fixed income styles lead the sector. “Energy and Infrastructure” oriented managers were the slight detractors in the sector, though allocations to the sub-strategy have generally been small.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of “relative value” investment strategies. Relative value investment strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Portfolio expects to gain exposure to asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize relative value investment strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Manager expects to increase allocation to exposures to asset classes and investment strategies where the Manager’s models detect opportunities and to decrease allocation to investments in asset classes and investment strategies that such models detect diminishing expected returns. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

*	Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA RELATIVE VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
PIMCO Enhanced Short Maturity Active	15.2%
American Beacon Sound Point Floating Rate Income	12.3%
AlphaCentric Income Opportunities Fund	12.2%
Semper MBS Total Return Fund	7.9%
Peritus High Yield ETF	7.0%
iShares Barclays Asia High Yield Bond Index	5.2%
Alerian MLP ETF	5.1%
SPDR Bloomberg Barclays Convertible Securities	3.8%
VanEck Vectors Emerging Markets High Yield Bond	3.6%
SPDR Bloomberg Barclays High Yield Bond ETF	3.3%

*	Based on total net assets as of November 30, 2017.

Excludes short-term investments.

Portfolio Composition*

HFRI Relative Value (Total) Index: Investment Managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. RV position may be involved in corporate transactions also, but as opposed to ED exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA TOTAL HEDGE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended November 30, 2017
Inception:
6/30/17 – 11/30/17*
Class A
With Sales Charge	(2.17)%
Without Sales Charge	3.80%
Class C
With Sales Charge	2.70%
Without Sales Charge	3.70%
Class I	4.00%
Class S	4.00%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated June 7, 2017, is 2.39%, 3.14%, 2.14% and 2.14% for the A, C, I and S Classes, respectively.

PORTFOLIO ADVISER COMMENTARY

For the annual period ended 11/30/2017, Equity Hedge strategies generally provided solid performance. All strategy types in the sector provided positive returns, with Equity Hedge and Event Driven strategies generally benefitting the most from strong global equity markets. Macro strategies largely posted positive returns, as well, though performance was not quite as strong.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of investment strategies offered by private funds. The private fund investment strategies the returns of which the Portfolio will seek to outperform include “hedged equity,” “event driven,” “macro,” and “relative value” strategies. A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. Macro based strategies aim to exploit macro-economic imbalances across the globe. Relative value strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Portfolio expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity, event driven, macro and relative value strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Manager expects to increase allocation to exposures to asset classes and investment strategies where the Manager’s models detect opportunities and to decrease allocation to investments in asset classes and investment strategies that such models detect diminishing expected returns. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

*	Annualized performance for periods greater than one year.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA TOTAL HEDGE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
American Beacon Sound Point Floating Rate Income	8.2%
PIMCO Enhanced Short Maturity Active	7.9%
AlphaCentric Income Opportunities Fund	6.0%
iShares Barclays USD Asia High Yield Bond Index	3.6%
Semper MBS Total Return Fund	3.0%
Vanguard FTSE Emerging Markets ETF	2.8%
iShares Russell 2000 ETF	2.6%
iShares Russell 1000 ETF	2.4%
SPDR Bloomberg Barclays Convertible Securities	2.1%
Altegris Futures Evolution Strategy Fund	1.9%

*	Based on total net assets as of November 30, 2017.

Excludes short-term investments.

Portfolio Composition*

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of appx. 1,900 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS

 JAMES ALPHA EQUITY HEDGE PORTFOLIO

 November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 69.0%
	BONDS - 0.0%
14	SPDR Doubleline Total Return Tactical ETF	$683

	EQUITY FUNDS - 27.9%
109	AdvisorShares STAR Global Buy-Write ETF	3,332
1,338	Guggenheim S&P 500 Equal Weight ETF	134,134
1,395	Guggenheim S&P 500 Pure Value ETF	91,163
94	Hull Tactical US ETF	2,702
1,129	iShares Micro-Cap ETF	109,061
1,071	iShares Russell 1000 ETF	157,898
1,044	iShares Russell 1000 Growth ETF	139,677
82	iShares Russell 1000 Value ETF	10,088
66	iShares Russell 2000 ETF	10,141
351	iShares Russell 2000 Growth ETF	65,556
40	iShares Russell 2000 Value ETF	5,111
532	iShares Russell Mid-Cap Growth ETF	63,962
20	iShares Russell Mid-Cap Value ETF	1,770
557	ISHARES S&P/TSX SMALLCAP INDEX ETF	7,078
		801,673
	INTERNATIONAL FUNDS - 24.3%
553	Columbia India Consumer ETF	26,113
832	Global X China Consumer ETF	14,577
96	Global X MSCI Argentina ETF	3,098
400	Global X MSCI Nigeria ETF	8,468
644	Guggenheim China Real Estate ETF	18,992
1,694	Guggenheim China Small Cap ETF	49,600
142	iShares China Large-Cap ETF	6,556
52	iShares Latin America 40 ETF	1,694
76	iShares MSCI All Country Asia ex Japan ETF	5,748
102	iShares MSCI All Peru Capped ETF	4,187
543	iShares MSCI Brazil Capped ETF	21,014
875	iShares MSCI EAFE ETF	61,346
598	iShares MSCI Frontier 100 ETF	19,596
511	iShares MSCI Germany Small-Cap ETF	32,029
248	iShares MSCI Indonesia ETF	6,617
31	iShares MSCI Ireland Capped ETF	1,436
76	iShares MSCI Japan ETF	4,553
90	iShares MSCI Japan Small-Cap ETF	7,117
113	iShares MSCI Philippines ETF	4,137
8	iShares MSCI Poland Capped ETF	214
297	iShares MSCI South Africa ETF	19,014
2	iShares MSCI South Korea Capped ETF	150
78	iShares MSCI Taiwan Capped ETF	2,894
82	iShares MSCI Thailand Capped ETF	7,350
89	iShares MSCI UAE Capped ETF	1,484
21	iShares MSCI United Kingdom ETF	735
389	iShares MSCI United Kingdom Small-Cap ETF	16,564
20	SPDR EURO STOXX 50 ETF	828
582	SPDR S&P Emerging Asia Pacific ETF	60,074
380	VanEck Vectors Africa Index ETF	9,312
533	VanEck Vectors Brazil Small-Cap ETF	12,366
70	VanEck Vectors Egypt Index ETF *	2,286
73	VanEck Vectors Global Alternative Energry ETF	4,354
125	VanEck Vectors India Small-Cap Index ETF	8,105
32	VanEck Vectors Israel ETF	959
89	VanEck Vectors Rare Earth/Strategic Metals ETF	2,537
1,313	VanEck Vectors Russia ETF	28,466

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS (Continued)

 JAMES ALPHA EQUITY HEDGE PORTFOLIO

 November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 69.0% (continued)
	INTERNATIONAL FUNDS - 24.3% (Continued)
338	VanEck Vectors Russia Small-Cap ETF	$13,875
28	VanEck Vectors Vietnam ETF	474
1,399	Vanguard FTSE Emerging Markets ETF	62,228
420	Vanguard Total World Stock ETF	30,904
223	WisdomTree Emerging Markets SmallCap Dividend	11,027
191	WisdomTree Japan Hedged Quality Dividend Growth	5,576
1,032	WisdomTree Japan Hedged SmallCap Equity Fund	46,667
80	WisdomTree Middle East Dividend Fund	1,340
1,629	Xtrackers Harvest CSI 300 China A-Shares ETF	49,782
97	Xtrackers MSCI South Korea Hedged Equity ETF	3,021
		699,464
	PREFERRED FUND -1.1%
1,686	PowerShares Financial Preferred Portfolio	32,000

	SECTOR FUNDS - 15.7%
2,455	Alerian MLP ETF	25,458
791	AlphaClone Alternative Alpha ETF *	34,045
75	Consumer Discretionary Select Sector SPDR Fund	7,249
203	Energy Select Sector SPDR Fund	14,027
278	First Trust Dow Jones Internet Index Fund *	30,274
446	First Trust Financial AlphaDEX Fund	13,942
2	IPATH S&P 500 VIX SHORT-TERM FUTURES ETN *	64
50	iShares Core Conservative Allocation ETF	1,742
228	ISHARES CORE S&P/TSX CAPPED COMPOSITE INDEX ETF	4,522
99	iShares Nasdaq Biotechnology ETF	31,260
105	iShares North American Tech-Software ETF	16,359
30	iShares Silver Trust *	465
15	iShares U.S. Consumer Services ETF	2,629
144	iShares U.S. Financial Services ETF	18,458
24	iShares U.S. Healthcare Providers ETF	3,763
123	iShares U.S. Medical Devices ETF	21,860
23	iShares US Pharmaceuticals ETF	3,542
164	KraneShares CSI China Internet ETF	9,291
62	Materials Select Sector SPDR Fund	3,693
12	PowerShares Chinese Yuan Dim Sum Bond Portfolio	280
115	PowerShares DB Agriculture Fund *	2,194
17	PowerShares DWA Consumer Cyclicals Momentum	846
515	PowerShares S&P SmallCap Energy Portfolio	7,571
522	PowerShares S&P SmallCap Health Care Portfolio	51,203
296	PowerShares S&P SmallCap Information Technology	23,298
2	PowerShares S&P SmallCap Utilities Portfolio	115
2	PowerShares Water Resources Portfolio	61
4	ProShares Short VIX Short-Term Futures ETF *	451
1,697	SPDR Bloomberg Barclays Convertible Securities	87,650
21	SPDR Gold Shares *	2,543
324	SPDR S&P Regional Banking ETF	19,223
24	SPDR S&P Retail ETF	1,050
42	VanEck Vectors Junior Gold Miners ETF	1,329
114	VanEck Vectors Semiconductor ETF	11,429
		451,886

	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,950,781)	1,985,706

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS (Continued)

 JAMES ALPHA EQUITY HEDGE PORTFOLIO

 November 30, 2017

Shares		Value
	OPEN ENDED FUNDS - 16.9%
12,411	AlphaCentric Income Opportunities Fund	$153,030
17,779	American Beacon Sound Point Floating Rate Income *	184,016
10,570	Kellner Merger Fund	113,309
3,527	Semper MBS Total Return Fund	37,736
	TOTAL OPEN ENDED FUNDS (Cost - $489,605)	488,091

	SHORT-TERM INVESTMENTS - 11.5%
331,446	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $331,446)	331,446

	TOTAL INVESTMENTS - 97.4% (Cost - $2,771,832) (a)	$2,805,243

	OTHER ASSETS LESS LIABILITIES - 2.6%	74,624

	NET ASSETS - 100.0%	$2,879,867

*	Non-income producing securities.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $2,771,239, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$45,118
Unrealized depreciation:	(11,114)
Net unrealized appreciation:	$34,004

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS (Continued)

 JAMES ALPHA EQUITY HEDGE PORTFOLIO

 November 30, 2017

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	12/27/2017	BNY	15,183	$11,526	$(2)
Japanese Yen	12/27/2017	BNY	457,148	4,092	37
				$15,618	$35

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	12/27/2017	BNY	(14,266)	$(19,335)	$(517)
Canadian Dollar	12/27/2017	BNY	(8,135)	(6,318)	68
Euro	12/27/2017	BNY	(19,906)	(23,783)	(327)
Mexican Peso	12/27/2017	BNY	(4,299)	(230)	(4)
				$(49,666)	$(780)

Total Unrealized Loss On Forward Currency Contracts					$(745)

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

 JAMES ALPHA EVENT DRIVEN PORTFOLIO

 November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 73.4%
	BONDS - 0.3%
360	SPDR Doubleline Total Return Tactical ETF	$17,568

	EQUITY FUNDS - 5.5%
65	Direxion Daily 20 Year Plus Treasury Bull 3x *	1,373
1,378	Direxion Daily Small Cap Bull 3X Shares *	98,651
240	iShares Micro-Cap ETF	23,184
1,536	iShares Russell 2000 Value ETF	196,270
5	iShares Russell Mid-Cap Value ETF	443
86	ProShares UltraPro S&P 500 *	11,650
		331,571
	INTERNATIONAL FUNDS - 12.7%
2	Columbia India Consumer ETF	94
198	Global X MSCI Nigeria ETF	4,192
1,792	Guggenheim China Small Cap ETF	52,470
12	IQ Canada Small Cap ETF	217
40	iShares China Large-Cap ETF	1,847
44	iShares JP Morgan USD Emerging Markets Bond ETF	5,082
3	iShares Latin America 40 ETF	98
35	iShares MSCI Brazil Capped ETF	1,355
113	iShares MSCI Emerging Markets ETF	5,209
1,111	iShares MSCI Japan ETF	66,560
3	iShares MSCI United Kingdom ETF	105
8	iShares MSCI United Kingdom Small-Cap ETF	340
623	VanEck Vectors Africa Index ETF	15,267
314	VanEck Vectors Brazil Small-Cap ETF	7,285
307	VanEck Vectors Egypt Index ETF *	10,027
216	VanEck Vectors India Small-Cap Index ETF	14,005
1,005	VanEck Vectors International High Yield Bond ETF	25,638
1,212	VanEck Vectors Russia ETF	26,276
831	VanEck Vectors Russia Small-Cap ETF	34,113
3,740	Vanguard FTSE Emerging Markets ETF	166,355
1793	Vanguard Total World Stock ETF	131,929
1148	WisdomTree Europe SmallCap Dividend Fund	79,005
561	WisdomTree Japan Hedged Quality Dividend Growth	16,378
1096	WisdomTree Japan Hedged SmallCap Equity Fund	49,561
1541	Xtrackers Harvest CSI 300 China A-Shares ETF	47,093
		760,501
	PREFERRED FUND - 1.0%
3,082	PowerShares Financial Preferred Portfolio	58,496

	SECTOR FUNDS - 53.9%
1,645	Alerian MLP ETF	17,059
503	AlphaClone Alternative Alpha ETF	21,649
79	Consumer Discretionary Select Sector SPDR Fund	7,635
653	ETFMG Prime Junior Silver ETF	6,830
579	First Trust Financial AlphaDEX Fund	18,100
7,734	Highland/iBoxx Senior Loan ETF	141,068
25,963	IQ Merger Arbitrage ETF	801,737
7,100	iShares Barclays USD Asia High Yield Bond Index	77,319
6,702	iShares iBoxx $ High Yield Corporate Bond ETF	588,302
4	iShares MBS ETF	426
57	ISHARES S&P/TSX SMALLCAP INDEX ETF	724
87	ISHARES STOXX EUROPE 600 BANKS UCITS ETF DE	1,867
399	KraneShares CSI China Internet ETF	22,603
15,188	Peritus High Yield ETF	549,502
5	PowerShares Chinese Yuan Dim Sum Bond Portfolio	117
359	PowerShares DWA Energy Momentum Portfolio	13,445

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)

 JAMES ALPHA EVENT DRIVEN PORTFOLIO

 November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 73.4% (Continued)
	SECTOR FUNDS - 53.9% (Continued)
20,770	PowerShares Global Short Term High Yield Bond	$497,857
734	PowerShares KBW Property & Casualty Insurance	44,378
194	PowerShares Senior Loan Portfolio	4,472
332	SPDR Barclays Euro High Yield Bond UCITS ETF	23,193
1,496	SPDR Bloomberg Barclays Convertible Securities	77,268
258	SPDR S&P Insurance ETF	8,042
399	SPDR S&P Regional Banking ETF	23,673
1,607	SPDR S&P Retail ETF	70,274
131	United States Oil Fund LP	1,503
2,657	VanEck Vectors Emerging Markets High Yield Bond	65,070
3,129	VanEck Vectors Fallen Angel High Yield Bond ETF	94,120
3,144	VanEck Vectors J.P. Morgan EM Local Currency Bond	59,044
		3,237,277

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,384,339)	4,405,413

	OPEN ENDED FUNDS - 22.7%
25,632	AlphaCentric Income Opportunities Fund	316,042
8,928	American Beacon Sound Point Floating Rate Income	92,400
36,554	Kellner Merger Fund	391,863
27,230	Merger Fund/The	433,499
12,244	Semper MBS Total Return Fund	131,007
	TOTAL OPEN ENDED FUNDS (Cost - $1,371,207)	1,364,811

	SHORT-TERM INVESTMENTS - 4.2%
251,915	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $251,915)	251,915

	TOTAL INVESTMENTS - 100.3% (Cost - $6,007,461) (a)	$6,022,139

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(19,037)

	NET ASSETS - 100.0%	$6,003,102

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,011,790, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$40,169
Unrealized depreciation:	(29,820)
Net unrealized appreciation	$10,349

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)

 JAMES ALPHA EVENT DRIVEN PORTFOLIO

 November 30, 2017

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Appreciation/(Depreciation)
To Buy:
Japanese Yen	12/27/2017	BNY	2,264,686	20,273	$183

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	12/27/2017	BNY	(16,766)	$(12,726)	$1
British Pound	12/27/2017	BNY	(16,520)	(22,390)	(599)
Canadian Dollar	12/27/2017	BNY	(84,093)	(65,307)	711
Euro	12/27/2017	BNY	(54,419)	(65,018)	(895)
Mexican Peso	12/27/2017	BNY	(260,939)	(13,956)	(264)
				$(179,397)	$(1,046)

Total Unrealized Loss On Forward Currency Contracts					$(863)

*	BNY = Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA FAMILY OFFICE PORTFOLIO
November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 91.7%
	BONDS - 19.3%
70	iShares Barclays USD Asia High Yield Bond Index	$762
489	iShares Core U.S. Aggregate Bond ETF	53,340
1,569	PIMCO Active Bond Exchange-Traded Fund	166,706
3,351	PIMCO Enhanced Short Maturity Active	341,098
1,626	SPDR Doubleline Total Return Tactical ETF	79,349
692	Vanguard Total Bond Market ETF	56,405
193	Vanguard Total International Bond ETF	10,607
4,672	Vanguard Total International Stock ETF	262,520
246	Vanguard Total Stock Market ETF	33,540
		1,004,327
	EQUITY FUNDS - 31.4%
645	First Trust Dow Jones Select Microcap Index Fund	31,257
261	Guggenheim S&P 500 Equal Weight ETF	26,165
15	Guggenheim S&P MidCap 400 Equal Weight ETF	961
131	Guggenheim S&P Spin-Off ETF	6,757
2,550	iShares Edge MSCI Min Vol USA ETF	134,895
927	iShares Edge MSCI USA Momentum Factor ETF	95,768
5,930	iShares Edge MSCI USA Quality Factor ETF	487,743
1,522	iShares Micro-Cap ETF	147,025
314	iShares Russell 1000 Growth ETF	42,010
491	iShares Russell 2000 ETF	75,442
2,282	Oppenheimer Large Cap Revenue ETF	115,401
459	SPDR S&P 600 Small CapETF	62,543
1,344	SPDR S&P500 ETF Trust	356,173
410	Vanguard Russell 2000 ETF	50,590
		1,632,730
	INTERNATIONAL FUNDS - 19.4%
902	iShares Edge MSCI Min Vol Emerging Markets ETF	53,398
735	iShares Edge MSCI Min Vol Global ETF	62,152
2,773	iShares MSCI Emerging Markets ETF	127,835
18,388	PowerShares Global Listed Private Equity	230,218
176	SPDR Dow Jones Global Real Estate ETF	8,578
483	SPDR Dow Jones International Real Estate ETF	19,035
265	SPDR S&P International Small Cap ETF	9,638
4,751	VanEck Vectors Emerging Markets High Yield Bond	116,352
4	Vanguard FTSE All World ex-US Small-Cap ETF	471
5,700	Vanguard FTSE All-World ex-US ETF	308,256
1,376	Vanguard FTSE Emerging Markets ETF	61,204
135	WisdomTree International SmallCap Dividend Fund	10,153
		1,007,290
	SECTOR FUNDS - 21.6%
54	ELEMENTS Linked to the Rogers International *	283
1,173	FlexShares Quality Dividend Index Fund	52,081
7	iPath Bloomberg Commodity Index Total Return ETN *	166
20	iShares Core S&P Mid-Cap ETF	3,796
529	iShares iBoxx $ High Yield Corporate Bond ETF	46,435
160	iShares JP Morgan USD Emerging Markets Bond ETF	18,478
21	iShares S&P GSCI Commodity Indexed Trust *	329
232	iShares Short Treasury Bond ETF	25,597
1,579	iShares U.S. Real Estate ETF	129,431
3,072	Peritus High Yield ETF	111,145
156	PowerShares Buyback Achievers Portfolio	9,001
6,811	PowerShares DB Commodity Index Tracking Fund *	110,066
187	PowerShares DWA Momentum Portfolio	9,715
2,940	Powershares FTSE RAFI US 1000 Portfolio	329,692
309	SPDR BLOOMBERG BARCLAYS 1-3 MONTH T-BILL ETF	28,268
1,422	SPDR Bloomberg Barclays High Yield Bond ETF	52,529

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA FAMILY OFFICE PORTFOLIO
November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 91.7% (continued)
	SECTOR FUNDS - 21.6% (Continued)
842	VanEck Vectors Natural Resource ETF	$30,593
2,366	Vanguard Global ex-U.S. Real Estate ETF	143,119
279	Vanguard REIT ETF	23,545
		1,124,269

	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,686,249)	4,768,616

	OPEN ENDED FUNDS - 4.6%
18,144	Leland Thomson Reuters Private Equity Index Fund (Cost - $223,997)	236,560

	SHORT-TERM INVESTMENTS - 5.1%
263,651	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $263,651)	263,651

	TOTAL INVESTMENTS - 101.4% (Cost - $5,173,897) (a)	$5,268,827

	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%	(74,360)

	NET ASSETS - 100.0%	$5,194,467

*	Non-income producing securities.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,174,283, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$99,864
Unrealized depreciation:	(5,320)
Net unrealized appreciation:	$94,544

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 64.5%
	BONDS - 15.3%
6,440	PIMCO Enhanced Short Maturity Active	$655,528
36	SPDR Doubleline Total Return Tactical ETF	1,757
		657,285
	EQUITY FUNDS - 1.3%
239	iShares S&P Mid-Cap 400 Growth ETF	51,837
12	ProShares UltraPro S&P 500 *	1,625
		53,462
	INTERNATIONAL FUNDS - 7.9%
89	Columbia India Consumer ETF	4,203
82	iShares China Large-Cap ETF	3,786
182	ISHARES EURO STOXX MID UCITS ETF EUR DIST	13,009
78	iShares JP Morgan USD Emerging Markets Bond ETF	9,008
119	iShares MSCI All Country Asia ex Japan ETF	9,000
23	iShares MSCI Frontier 100 ETF	754
525	iShares MSCI Japan ETF	31,453
10	iShares MSCI Japan Small-Cap ETF	791
5	iShares MSCI South Africa ETF	320
66	PowerShares Chinese Yuan Dim Sum Bond Portfolio	1,542
53	PowerShares Emerging Markets Sovereign Debt	1,551
199	VanEck Vectors Brazil Small-Cap ETF	4,617
5	VanEck Vectors Egypt Index ETF *	163
6,324	VanEck Vectors Emerging Markets High Yield Bond	154,875
17	VanEck Vectors India Small-Cap Index ETF	1,102
337	VanEck Vectors J.P. Morgan EM Local Currency Bond	6,329
1	VanEck Vectors Russia ETF	22
1,254	Vanguard Total World Stock ETF	92,269
69	WisdomTree International SmallCap Dividend Fund	5,189
36	WisdomTree Japan Hedged Equity Fund	2,110
		342,093
	PREFERRED FUNDS - 0.4%
191	iShares US Preferred Stock ETF	7,365
433	PowerShares Variable Rate Preferred Portfolio	11,145
		18,510
	SECTOR FUNDS - 39.6%
3,371	AdvisorShares STAR Global Buy-Write ETF	103,035
21,279	Alerian MLP ETF	220,663
432	Direxion Daily 20 Year Plus Treasury Bull 3x *	9,124
348	Energy Select Sector SPDR Fund	24,047
32	FINEX TRADABLE RUSSIAN CORPORATE BONDS UCITS *	3,557
4,377	Highland/iBoxx Senior Loan ETF	79,836
20,500	iShares Barclays USD Asia High Yield Bond Index	223,245
1	iShares Core U.S. Aggregate Bond ETF	109
825	iShares iBoxx $ High Yield Corporate Bond ETF	72,418
72	iShares National Muni Bond ETF	7,923
34	ISHARES STOXX EUROPE 600 INSURANCE UCITS ETF DE	1,170
8,321	Peritus High Yield ETF	301,054
52	PowerShares DB US Dollar Index Bullish Fund *	1,258
2,644	PowerShares Global Short Term High Yield Bond	63,377
495	PowerShares KBW Property & Casualty Insurance	29,928
20	PowerShares Senior Loan Portfolio	461
96	ProShares Short VIX Short-Term Futures ETF *	10,832
872	SPDR Barclays Euro High Yield Bond UCITS ETF	60,918
629	SPDR Blackstone / GSO Senior Loan ETF	29,789
3,168	SPDR Bloomberg Barclays Convertible Securities	163,627

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 64.5% (Continued)
	SECTOR FUNDS - 39.6% (Continued)
3,862	SPDR Bloomberg Barclays High Yield Bond ETF	$142,662
2	SPDR Gold Shares	242
1,315	SPDR Nuveen S&P High Yield Municipal Bond ETF	73,101
33	SPDR S&P Insurance ETF	1,029
56	VanEck Vectors Fallen Angel High Yield Bond ETF	1,684
1,773	VanEck Vectors International High Yield Bond ETF	45,229
321	Vanguard REIT ETF	27,089
117	Vanguard Total Bond Market ETF	9,537
		1,706,944

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,785,663)	2,778,294

	OPEN ENDED FUNDS - 33.2%
42,779	AlphaCentric Income Opportunities Fund	527,471
51,147	American Beacon Sound Point Floating Rate Income	529,371
3,117	Kellner Merger Fund	33,409
31,865	Semper MBS Total Return Fund	340,956
	TOTAL OPEN ENDED FUNDS (Cost - $1,431,647)	1,431,207

	SHORT-TERM INVESTMENTS - 5.1%
220,111	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $220,111)	$220,111

	TOTAL INVESTMENTS - 102.8% (Cost - $4,437,421) (a)	$4,429,612

	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.8)%	(120,165)

	NET ASSETS - 100.0%	$4,309,447

*	Non-income producing securities.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,434,199, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$14,312
Unrealized depreciation:	(18,899)
Net unrealized depreciation:	$(4,587)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
November 30, 2017

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Appreciation/(Depreciation)
To Sell:
British Pound	12/27/2017	BNY	(9,610)	$(13,025)	$(349)
Euro	12/27/2017	BNY	(70,934)	(84,750)	(1,166)
Japanese Yen	12/27/2017	BNY	(1,304,600)	(11,678)	(105)
				$(109,453)	$(1,620)

Total Unrealized Loss On Forward Currency Contracts					$(1,620)

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 64.7%
	BONDS - 5.0%
7,630	iShares Barclays USD Asia High Yield Bond Index	$83,091
92	PIMCO Enhanced Low Duration Active	9,284
20	SPDR Doubleline Total Return Tactical ETF	976
186	VanEck Vectors Africa Index ETF	4,558
358	Vanguard Total International Bond ETF	19,676
		117,585
	EQUITY FUNDS - 14.6%
887	AdvisorShares STAR Global Buy-Write ETF	27,111
80	Credit Suisse FI Large Cap Growth Enhanced ETN *	17,913
73	Direxion Daily Small Cap Bull 3X Shares *	5,226
491	Guggenheim S&P 500 Pure Value ETF	32,087
308	iShares Micro-Cap ETF	29,753
377	iShares Russell 1000 ETF	55,581
295	iShares Russell 1000 Growth ETF	39,468
29	iShares Russell 1000 Value ETF	3,568
394	iShares Russell 2000 ETF	60,538
124	iShares Russell 2000 Growth ETF	23,159
44	iShares Russell 2000 Value ETF	5,622
187	iShares Russell Mid-Cap Growth ETF	22,483
8	iShares Russell Mid-Cap Value ETF	708
198	ISHARES S&P/TSX SMALLCAP INDEX ETF	2,516
119	ProShares UltraPro S&P 500 *	16,121
		341,854
	INTERNATIONAL FUNDS -11.5%
39	AdvisorShares Dorsey Wright ADR ETF	2,178
204	Columbia India Consumer ETF	9,633
293	Global X China Consumer ETF	5,133
34	Global X MSCI Argentina ETF	1,097
149	Global X MSCI Nigeria ETF	3,154
227	Guggenheim China Real Estate ETF	6,694
668	Guggenheim China Small Cap ETF	19,559
60	iShares China Large-Cap ETF	2,770
14	ISHARES EURO STOXX MID UCITS ETF EUR DIST	1,002
40	iShares Latin America 40 ETF	1,303
43	iShares MSCI All Country Asia ex Japan ETF	3,252
36	iShares MSCI All Peru Capped ETF	1,478
210	iShares MSCI Brazil Capped ETF	8,127
353	iShares MSCI EAFE ETF	24,749
242	iShares MSCI Frontier 100 ETF	7,930
180	iShares MSCI Germany Small-Cap ETF	11,282
87	iShares MSCI Indonesia ETF	2,321
11	iShares MSCI Ireland Capped ETF	510
124	iShares MSCI Japan ETF	7,429
29	iShares MSCI Japan Small-Cap ETF	2,293
40	iShares MSCI Philippines ETF	1,464
5	iShares MSCI Poland Capped ETF	134
105	iShares MSCI South Africa ETF	6,722
1	iShares MSCI South Korea Capped ETF	75
24	iShares MSCI Taiwan Capped ETF	890
29	iShares MSCI Thailand Capped ETF	2,599
31	iShares MSCI UAE Capped ETF	517
188	iShares MSCI United Kingdom ETF	6,584
137	iShares MSCI United Kingdom Small-Cap ETF	5,833
7	SPDR EURO STOXX 50 ETF	290
205	SPDR S&P Emerging Asia Pacific ETF	21,160
220	VanEck Vectors Brazil Small-Cap ETF	5,104

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 64.7% (Continued)
	INTERNATIONAL FUNDS - 11.5% (Continued)
37	VanEck Vectors Egypt Index ETF *	$1,208
881	VanEck Vectors Emerging Markets High Yield Bond	21,576
26	VanEck Vectors Global Alternative Energry ETF	1,551
54	VanEck Vectors India Small-Cap Index ETF	3,501
220	VanEck Vectors International High Yield Bond ETF	5,612
11	VanEck Vectors Israel ETF	330
520	VanEck Vectors Russia ETF	11,274
152	VanEck Vectors Russia Small-Cap ETF	6,240
10	VanEck Vectors Vietnam ETF	169
246	Vanguard Total World Stock ETF	18,101
77	WisdomTree Emerging Markets SmallCap Dividend	3,808
45	WisdomTree Europe SmallCap Dividend Fund	3,097
11	WisdomTree International SmallCap Dividend Fund	827
4	WisdomTree Japan Hedged Equity Fund	234
90	WisdomTree Japan Hedged Quality Dividend Growth	2,628
350	WisdomTree Japan Hedged SmallCap Equity Fund	15,827
28	WisdomTree Middle East Dividend Fund	469
		269,718
	PREFERRED FUND - 0.0%
19	iShares US Preferred Stock ETF	733

	SECTOR FUNDS - 33.6%
2,764	Alerian MLP ETF	28,663
298	AlphaClone Alternative Alpha ETF *	12,826
29	Consumer Discretionary Select Sector SPDR Fund	2,803
57	Direxion Daily 20 Year Plus Treasury Bull 3x *	1,204
20	ELEMENTS LINKED TO THE ROGERS INTERNATIONAL *	121
107	Energy Select Sector SPDR Fund	7,394
26	ETFMG Prime Junior Silver ETF	272
6	FINEX TRADABLE RUSSIAN CORPORATE BONDS UCITS *	667
153	FIRST ASSET ACTIVE UTILITY & INFRASTRUCTURE ETF	1,268
98	First Trust Dow Jones Internet Index Fund *	10,672
180	First Trust Financial AlphaDEX Fund	5,627
1,568	Highland/iBoxx Senior Loan ETF	28,600
35	Hull Tactical US ETF	1,006
20	iPath Bloomberg Coffee Subindex Total Return ETN *	323
7	iPath Bloomberg Livestock Subindex Total Return *	167
13	IPATH S&P 500 VIX SHORT-TERM FUTURES ETN *	416
847	IQ Merger Arbitrage ETF	26,155
250	iShares 7-10 Year Treasury Bond ETF	26,425
18	iShares Core Conservative Allocation ETF	627
80	ISHARES CORE S&P/TSX CAPPED COMPOSITE INDEX ETF	1,587
3	iShares Floating Rate Bond ETF	153
96	iShares Global Clean Energy ETF	857
358	iShares iBoxx $ High Yield Corporate Bond ETF	31,425
87	iShares JP Morgan USD Emerging Markets Bond ETF	10,048
35	iShares Nasdaq Biotechnology ETF	11,052
7	iShares National Muni Bond ETF	770
40	iShares North American Tech-Software ETF	6,232
135	iShares S&P GSCI Commodity Indexed Trust *	2,117
21	iShares S&P Mid-Cap 400 Growth ETF	4,555
285	iShares S&P/TSX Capped Materials Index ETF	2,891
25	iShares S&P/TSX Global Gold Index ETF	235
9	iShares Silver Trust *	140
5	ISHARES STOXX EUROPE 600 INSURANCE UCITS ETF DE	172
3	iShares U.S. Consumer Services ETF	526

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 64.7% (Continued)
	SECTOR FUNDS - 33.6% (Continued)
51	iShares U.S. Financial Services ETF	$6,537
9	iShares U.S. Healthcare Providers ETF	1,411
43	iShares U.S. Medical Devices ETF	7,642
8	iShares US Pharmaceuticals ETF	1,232
77	KraneShares CSI China Internet ETF	4,362
22	Materials Select Sector SPDR Fund	1,310
791	Peritus High Yield ETF	28,618
1,823	PIMCO Enhanced Short Maturity Active	185,563
11	PowerShares Chinese Yuan Dim Sum Bond Portfolio	257
44	PowerShares DB Agriculture Fund *	840
864	PowerShares DB US Dollar Index Bullish Fund *	20,900
6	PowerShares DWA Consumer Cyclicals Momentum	298
11	PowerShares DWA Energy Momentum Portfolio	412
6	PowerShares Emerging Markets Sovereign Debt	176
715	PowerShares Financial Preferred Portfolio	13,571
1,081	PowerShares Global Short Term High Yield Bond	25,912
108	PowerShares KBW Property & Casualty Insurance	6,530
181	PowerShares S&P SmallCap Energy Portfolio	2,661
184	PowerShares S&P SmallCap Health Care Portfolio	18,049
103	PowerShares S&P SmallCap Information Technology	8,107
130	PowerShares Senior Loan Portfolio	2,996
44	PowerShares Variable Rate Preferred Portfolio	1,133
58	ProShares Short VIX Short-Term Futures ETF	6,544
92	ProShares Ultra Gold	3,593
169	SPDR Barclays Euro High Yield Bond UCITS ETF	11,806
6	SPDR Blackstone / GSO Senior Loan ETF	284
930	SPDR Bloomberg Barclays Convertible Securities	48,034
666	SPDR Bloomberg Barclays High Yield Bond ETF	24,602
133	SPDR Nuveen S&P High Yield Municipal Bond ETF	7,393
18	SPDR S&P Insurance ETF	561
130	SPDR S&P Regional Banking ETF	7,713
72	SPDR S&P Retail ETF	3,149
95	Teucrium Wheat Fund *	579
170	United States Natural Gas Fund LP *	1,029
9	United States Oil Fund LP *	103
129	VanEck Vectors Fallen Angel High Yield Bond ETF	3,880
158	VanEck Vectors J.P. Morgan EM Local Currency Bond	2,967
14	VanEck Vectors Junior Gold Miners ETF	443
27	VanEck Vectors Rare Earth/Strategic Metals ETF	770
40	VanEck Vectors Semiconductor ETF	4,010
1,471	Vanguard FTSE Emerging Markets ETF	65,430
32	Vanguard REIT ETF	2,700
10	Vanguard Total Bond Market ETF	815
50	WisdomTree Managed Futures Strategy Fund *	1,966
635	Xtrackers Harvest CSI 300 China A-Shares ETF	19,406
34	Xtrackers MSCI South Korea Hedged Equity ETF	1,059
		785,349

	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,491,085)	1,515,239

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2017

Shares		Value
	OPEN ENDED FUNDS - 24.1%
11,310	AlphaCentric Income Opportunities Fund	$139,454
4,444	Altegris Futures Evolution Strategy Fund	44,169
18,449	American Beacon Sound Point Floating Rate Income	190,947
3,046	AQR Managed Futures Strategy Fund	28,020
843	AQR Risk Parity Fund	8,964
1,942	Aspen Managed Futures Strategy Fund	15,358
209	Credit Suisse Commodity Return Strategy Fund *	1,024
3,753	Equinox MutualHedge Futures Strategy Fund	30,765
1,898	Kellner Merger Fund	20,349
903	Merger Fund/The	14,371
6,583	Semper MBS Total Return Fund	70,442
	TOTAL OPEN ENDED FUNDS (Cost - $561,520)	563,863

	SHORT-TERM INVESTMENTS - 11.7%
273,519	Milestone Treasury Obligations Fund, Institutional Class ^
	(Cost - $273,519)	273,519

	TOTAL INVESTMENTS - 100.5% (Cost - $2,326,124) (a)	$2,352,621

	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%	(12,707)

	NET ASSETS - 100.0%	$2,339,914

*	Non-income producing securities.

^	The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Administrator.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $2,325,843, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$34,387
Unrealized depreciation:	(7,609)
Net unrealized appreciation:	$26,778

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
November 30, 2017

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Appreciation/(Depreciation)
To Buy:
Australian Dollar	12/27/2017	BNY	7,434	$5,643	$(1)
Japanese Yen	12/27/2017	BNY	569,719	5,100	46
Mexican Peso	12/27/2017	BNY	4,762	255	5
					$50

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	12/27/2017	BNY	(6,265)	$(8,491)	$(227)
Canadian Dollar	12/27/2017	BNY	(18,391)	(14,283)	155
Euro	12/27/2017	BNY	(21,175)	(25,299)	(348)
Swiss Franc	12/27/2017	BNY	(2,120)	(2,165)	(27)
				$(50,238)	$(447)

Total Unrealized Loss On Forward Currency Contracts					$(397)

*	BNY- Bank of New York

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2017

	James Alpha		James Alpha		James Alpha	James Alpha		James Alpha
	Equity Hedge		Event Driven		Family Office	Relative Value		Total Hedge
	Portfolio		Portfolio		Portfolio	Portfolio		Portfolio
Assets:
Investments in Affiliates, at cost	331,446		251,915		263,651	220,111		273,519
Investments in Unaffiliates securities, at cost	2,440,386		5,755,546		4,910,246	4,217,310		2,052,605
Total Investments, at cost	2,771,832		6,007,461		5,173,897	4,437,421		2,326,124

Investments in Affiliates, at value	331,446		251,915		263,651	220,111		273,519
Investments in Unaffiliates securities, at value	2,473,797		5,770,224		5,005,176	4,209,501		2,079,102
Total Investments, at value	2,805,243		6,022,139		5,268,827	4,429,612		2,352,621
Cash	—		—		1,960	74		—
Foreign Cash (Cost $0, $14,444, $5, $0, $0)	—		14,428		5	—		—
Unrealized appreciation on forward currency exchange contracts	105		895		—	—		206
Receivable for fund shares sold	81,795		146,639		174,456	90,589		113,625
Interest and dividends receivable	1,671		2,198		113	5,398		1,618
Receivable from manager	13,459		9,683		4,340	11,902		15,796
Prepaid expenses and other assets	7,989		8,414		9,970	8,906		9,150
Total Assets	2,910,262		6,204,396		5,459,671	4,546,481		2,493,016

Liabilities:
Payable for securities purchased	10,105		180,353		244,646	189,092		129,016
Unrealized depreciation on forward currency exchange contracts	850		1,758		—	1,620		603
Cash Overdraft (0,0,0,$26,881,$2,814)	—		—		—	26,851		2,811
Custody fees payable	1,384		1,384		2,110	1,384		2,110
Supervisory fee payable	1,251		1,251		1,329	1,251		1,329
Trustee fees payable	269		257		409	265		432
Administration fees payable	306		72		255	287		393
Compliance officer fees payable	269		247		407	256		437
Payable for distribution (12b-1) fees	—		—		65	—		28
Accrued expenses and other liabilities	15,961		15,972		15,983	16,028		15,943
Total Liabilities	30,395		201,294		265,204	237,034		153,102

Net Assets	$2,879,867		$6,003,102		$5,194,467	$4,309,447		$2,339,914

Net Assets:
Par value of shares of beneficial interest	$2,721		$5,853		$4,936	$4,250		$2,250
Paid in capital	2,824,145		5,969,237		5,090,020	4,300,125		2,301,085
Undistributed net investment income (loss)	1,030		8,340		(6)	13,385		2,867
Accumulated net realized gain (loss) on investments	19,305		5,872		4,587	1,086		7,609
Net unrealized appreciation (depreciation) on investments	32,666		13,800		94,930	(9,399)		26,103
Net Assets	$2,879,867		$6,003,102		$5,194,467	$4,309,447		$2,339,914

Net Asset Value Per Share
Class A
Net Assets	$11		$10		$3,285	$10		$51,032
Shares of beneficial interest outstanding	1		1		313	1		4,914
Net asset value (a)	$10.58	(c)	$10.26	(c)	$10.51	$10.14	(c)	$10.38	(c)
Offering price per share	$11.23		$10.89		$11.15	$10.76		$11.01
(maximum sales charge of 5.75%)

Class C
Net Assets	$11		$10		$98,995	$10		$15,660
Shares of beneficial interest outstanding	1		1		9,431	1		1,510
Net asset value/offering price per share (b)	$10.58	(c)	$10.26	(c)	$10.50	$10.14	(c)	$10.37

Class I
Net Assets	$211,584		$205,243		$210,360	$202,855		$519,991
Shares of beneficial interest outstanding	20,001		20,001		20,001	20,001		50,001
Net asset value/offering price per share (a)	$10.58		$10.26		$10.52	$10.14		$10.40

Class S
Net Assets	$2,668,262		$5,797,839		$4,881,827	$4,106,572		$1,753,231
Shares of beneficial interest outstanding	$252,060		$565,335		$463,892	$405,004		$168,573
Net asset value/offering price per share (a)	$10.59		$10.26		$10.52	$10.14		$10.40

(a)	Redemption price per share. Each Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(c)	Doesn’t recalculate due to rounding.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended November 30, 2017

	James Alpha	James Alpha	James Alpha	James Alpha	James Alpha
	Equity Hedge	Event Driven	Family Office	Realtive Value	Total Hedge
	Portfolio (a)	Portfolio (a)	Portfolio (b)	Portfolio (a)	Portfolio (b)
Investment Income:
Dividend income	$4,436	$16,762	$6,468	$20,512	$8,649
Interest income from Affiliates	492	513	467	361	454
Less: Foreign withholding taxes	(2)	—	—	—	(9)
Total Investment Income	4,926	17,275	6,935	20,873	9,094

Operating Expenses:
Management fees	3,440	6,394	7,201	4,543	3,964
Distribution (12b-1) fees
Class A Shares	—	—	1	—	28
Class C Shares	—	—	131	—	43
Supervisory fees	5,001	5,001	6,329	5,001	6,330
Audit fees	10,202	10,202	10,065	10,202	10,065
Legal fees	3,502	3,502	3,533	3,502	3,533
Printing and postage expense	6,584	6,584	5,810	6,684	7,410
Custodian fees	1,384	1,413	2,110	1,433	2,110
Administration fees	1,272	1,080	2,103	1,162	2,650
Compliance officer fees	292	292	445	292	480
Trustees’ fees	288	288	439	288	464
Registration fees	201	651	229	151	229
Non 12b-1 shareholder servicing	9	9	—	9	—
Miscellaneous expenses	830	830	1,266	830	1,266
Total Operating Expenses	33,005	36,246	39,662	34,097	38,572

Less: Expenses waived and/or reimbursed	(24,827)	(20,596)	(18,048)	(23,014)	(30,795)
Waived management fees - Class S	(2,880)	(5,847)	(6,039)	(3,999)	(1,689)
Total Waivers	(27,707)	(26,443)	(24,087)	(27,013)	(32,484)

Net Operating Expenses	5,298	9,803	15,575	7,084	6,088

Net Investment Income (Loss)	(372)	7,472	(8,640)	13,789	3,006

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from:
Investments and Foreign currency transactions	20,707	6,740	13,221	682	7,470
Net realized gain	20,707	6,740	13,221	682	7,470

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	32,666	13,800	94,930	(9,399)	26,103
Net Realized and Unrealized Gain/(Loss) on investments	53,373	20,540	108,151	(8,717)	33,573

Net Increase in Net Assets Resulting From Operations	$53,001	$28,012	$99,511	$5,072	$36,579

(a)	James Alpha Equity Hedge, James Alpha Event Driven and James Alpha Relative Value commenced operations on August 18, 2017.

(b)	James Alpha Family Office and James Alpha Total Hedge commenced operations on June 30, 2017

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha	James Alpha	James Alpha	James Alpha	James Alpha
	Equity Hedge	Event Driven	Family Office	Relative Value	Total Hedge
	Portfolio (a)	Portfolio (a)	Portfolio (b)	Portfolio (a)	Portfolio (b)

	Period Ended	Period Ended	Period Ended	Period Ended	Period Ended
	November 30, 2017	November 30, 2017	November 30, 2017	November 30, 2017	November 30, 2017

Operations:
Net investment income (loss)	$(372)	$7,472	$(8,640)	$13,789	$3,006
Net realized gain (loss) on investments	20,707	6,740	13,221	682	7,470
Net change in unrealized appreciation (depreciation) on investments	32,666	13,800	94,930	(9,399)	26,103
Net increase in net assets resulting from operations	53,001	28,012	99,511	5,072	36,579

Share Transactions of
Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	200,010	200,010	200,010	200,010	500,010
Class A	10	10	3,241	10	49,926
Class C	10	10	106,943	10	15,112
Class S	2,642,523	5,814,483	4,844,573	4,115,882	1,752,425
Redemption fee proceeds
Class S	—	—	103	—	—
Cost of shares redeemed
Class C	—	—	(10,203)	—	—
Class S	(15,687)	(39,423)	(49,711)	(11,537)	(14,138)
Net increase in net assets from share transactions of beneficial interest	2,826,866	5,975,090	5,094,956	4,304,375	2,303,335

Total Increase in Net Assets	2,879,867	6,003,102	5,194,467	4,309,447	2,339,914

Net Assets:
Beginning of period	0	0	0	0	0
End of period*	$2,879,867	$6,003,102	$5,194,467	$4,309,447	$2,339,914
* Includes undistributed net investment income (loss) at end of period	$1,030	$8,340	$(6)	$13,385	$2,867

(a)	James Alpha Equity Hedge, James Alpha Event Driven and James Alpha Relative Value commenced operations on August 18, 2017.

(b)	James Alpha Family Office and James Alpha Total Hedge commenced operations on June 30, 2017

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Equity Hedged Portfolio (1)
	Class A	Class C	Class I	Class S
	For the	For the	For the	For the
	Period Ended	Period Ended	Period Ended	Period Ended
	November 30	November 30	November 30	November 30
	2017	2017	2017	2017
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.01	(0.05)	— **	— **
Net realized and unrealized gain	0.57	0.63	0.58	0.59
Total from investment operations	0.58	0.58	0.58	0.59
Net Asset Value, End of Period	$10.58	$10.58	$10.58	$10.59
Total Return*	5.80%	5.80%	5.80%	5.90%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0 ***	$0 ***	$212	$2,668
Ratio of gross operating expenses to average net assets (3,5)	24.52%	11.42%	17.28%	7.83%
Ratio of net operating expenses to average net assets (3,5)	1.74%	2.49%	1.49%	1.49%
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,5,6)	0.34%	(1.68)%	0.12%	(0.15)%
Portfolio Turnover Rate (4)	125%	125%	125%	125%

	James Alpha Event Driven Portfolio (1)
	Class A	Class C	Class I	Class S
	For the	For the	For the	For the
	Period Ended	Period Ended	Period Ended	Period Ended
	November 30	November 30	November 30	November 30
	2017	2017	2017	2017
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.03	(0.01)	0.03	0.03
Net realized and unrealized gain	0.23	0.27	0.23	0.23
Total from investment operations	0.26	0.26	0.26	0.26
Net Asset Value, End of Period	$10.26	$10.26	$10.26	$10.26
Total Return*	2.60%	2.60%	2.60%	2.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0 ***	$0 ***	$205	$5,798
Ratio of gross operating expenses to average net assets (3,5)	17.75%	5.80%	11.16%	4.99%
Ratio of net operating expenses to average net assets (3,5)	1.74%	2.49%	1.49%	1.49%
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,5,6)	1.03%	0.34%	1.05%	1.15%
Portfolio Turnover Rate (4)	101%	101%	101%	101%

(1)	The Funds commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Family Office (1)
	Class A	Class C	Class I	Class S
	For the	For the	For the	For the
	Period Ended	Period Ended	Period Ended	Period Ended
	November 30	November 30	November 30	November 30
	2017	2017	2017	2017
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.10)	(0.11)	(0.03)	(0.07)
Net realized and unrealized gain	0.61	0.61	0.55	0.59
Total from investment operations	0.51	0.50	0.52	0.52
Redemption Fees	—	—	—	0.00 **
Net Asset Value, End of Period	$10.51	$10.50	$10.52	$10.52
Total Return*	5.10%	5.00%	5.20%	5.20%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$3	$99	$210	$4,882
Ratio of gross operating expenses to average net assets (3,5)	3.85%	5.30%	20.93%	4.06%
Ratio of net operating expenses to average net assets (3,5)	2.75%	3.50%	2.50%	2.50%
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,5,6)	(2.23)%	(2.55)%	(0.74)%	(1.49)%
Portfolio Turnover Rate (4)	75%	75%	75%	75%

	James Alpha Relative Value (1)
	Class A	Class C	Class I	Class S
	For the	For the	For the	For the
	Period Ended	Period Ended	Period Ended	Period Ended
	November 30	November 30	November 30	November 30
	2017	2017	2017	2017
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment gain (2)	0.06	0.05	0.07	0.09
Net realized and unrealized gain (loss)	0.08	0.09	0.07	0.05
Total from investment operations	0.14	0.14	0.14	0.14
Net Asset Value, End of Period	$10.14	$10.14	$10.14	$10.14
Total Return*	1.40%	1.40%	1.40%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0 ***	$0 ***	$203	$4,107
Ratio of gross operating expenses to average net assets (3,5)	18.36%	7.98%	13.82%	6.42%
Ratio of net operating expenses to average net assets (3,5)	1.74%	2.49%	1.49%	1.49%
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,5,6)	2.08%	1.73%	2.55%	3.02%
Portfolio Turnover Rate (4)	115%	115%	115%	115%

(1)	James Alpha Family Office commenced operations on June 30, 2017 and James Alpha Relative Value commenced operations August 18, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Total Hedge Portfolio (1)

	Class A	Class C	Class I	Class S
	For the	For the	For the	For the
	Period Ended	Period Ended	Period Ended	Period Ended
	November 30	November 30	November 30	November 30
	2017	2017	2017	2017
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment gain (loss) (2)	0.02	(0.01)	0.04	0.03
Net realized and unrealized gain	0.36	0.38	0.36	0.37
Total from investment operations	0.38	0.37	0.40	0.40
Net Asset Value, End of Period	$10.38	$10.37	$10.40	$10.40
Total Return*	3.80%	3.70%	4.00%	4.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$51	$16	$520	$1,753
Ratio of gross operating expenses to average net assets (3,5)	8.32%	10.32%	12.24%	6.30%
Ratio of net operating expenses to average net assets (3,5)	1.74%	2.49%	1.49%	1.49%
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,5,6)	0.54%	(0.17)%	0.84%	0.66%
Portfolio Turnover Rate (4)	83%	83%	83%	83%

(1)	The Fund commenced operations on June 30, 2017

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of twenty-nine series. These financial statements include the following five series: the James Alpha Equity Hedge Portfolio; the James Alpha Event Driven Portfolio, the James Alpha Family Office Portfolio, the James Alpha Relative Value Portfolio and the James Alpha Total Hedge Portfolio (collectively, the “Portfolios”). James Alpha Advisors, LLC (the “Manager” or “James Alpha Advisors”) serves as the Portfolio's Advisor.

The James Alpha Equity Hedge Portfolio; the James Alpha Event Driven Portfolio, the James Alpha Family Office Portfolio, the James Alpha Relative Value Portfolio and the James Alpha Total Hedge Portfolio are diversified portfolios.

Portfolio	Primary Objective
James Alpha Equity Hedge	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Event Driven	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Family Office	Total return through capital appreciation and/or income, consistent with a reasonable level of risk, determined by James Alpha Advisors, LLC.
James Alpha Relative Value	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Total Hedge	Long-term risk adjusted returns relative to traditional financial market indices

Currently, all Portfolios offer Class A, Class C, Class I and Class S shares. Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and the Class S share’s management fee. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Shares of Class S of the Portfolios are available exclusively to investment advisers and broker-dealers that are affiliated with the Manager as a means of implementing asset allocation recommendations for their clients. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios charge a 2% redemption fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectuses for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of he financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2017, for the Portfolios’ assets and liabilities measured at fair value:

James Alpha Equity Hedge

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,976,798	$8,908	$—	$1,985,706
Open Ended Funds	488,091	—	—	488,091
Short-Term Investments	331,446	—	—	331,446
Total	$2,796,335	$8,908	$—	$2,805,243
Asset Derivatives
Forward Currency Contracts		105		105
Total Assets	$2,796,335	$9,013	$—	$2,805,348
Liability Derivatives
Forward Currency Contracts	$—	$850	$—	$850

James Alpha Event Driven

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,363,250	$42,163	$—	$4,405,413
Open Ended Funds	1,364,811	—	—	1,364,811
Short-Term Investments	251,915	—	—	251,915
Total	$5,979,976	$42,163	$—	$6,022,139
Asset Derivatives
Forward Currency Contracts		895		895
Total Assets	$5,979,976	$43,058	$—	$6,023,034
Liability Derivatives
Forward Currency Contracts	$—	$1,758	$—	$1,758

James Alpha Family Office

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,768,616	$—	$—	$4,768,616
Open Ended Funds	236,560			236,560
Short-Term Investments	263,651	—	—	263,651
Total Assets	$5,268,827	$—	$—	$5,268,827

James Alpha Relative Value

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,675,259	$103,035	$—	$2,778,294
Open Ended Funds	1,431,207	—	—	1,431,207
Short-Term Investments	220,111	—	—	220,111
Total Assets	$4,326,577	$103,035	$—	$4,429,612
Liability Derivatives
Forward Currency Contracts	$—	$1,620	$—	$1,620

James Alpha Total Hedge

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,485,500	$29,739	$—	$1,515,239
Open Ended Funds	563,863	—	—	563,863
Short-Term Investments	273,519	—	—	273,519
Total	$2,322,882	$29,739	$—	$2,352,621
Asset Derivatives
Forward Currency Contracts		206		206
Total Assets	$—	$29,945	$—	$206
Liability Derivatives
Forward Currency Contracts	$—	$603	$—	$603

The Funds did not hold any Level 3 securities during the period.

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

There were no transfers between Level 1, Level 2 and Level 3 during the current period presented.

*       Refer to the Schedules of Investments for industry or category classifications.

(b)	Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Management has analyzed the Portfolio’s tax positions expected to be taken in the Funds’ November 30, 2017 tax returns and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended November 30, 2017 available to offset future capital gains, if any, are as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
James Alpha Equity Hedge	$—	$—	$—
James Alpha Event Driven	—	—	—
James Alpha Family Office	—	—	—
James Alpha Relative Value	—	—	—
James Alpha Total Hedge	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions expected to be taken in the Portfolios’ 2017 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During period ended November 30, 2017, the Portfolios did not incur any interest or penalties.

(c)	Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d)	Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
James Alpha Equity Hedge	Annually	Annually
James Alpha Event Driven	Annually	Annually
James Alpha Family Office	Annually	Annually
James Relative Value	Annually	Annually
James Alpha Total Hedge	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e)	Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f)	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(g)	Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

Foreign currency contracts. Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.20% for James Alpha Family Office; 1.00% for James Alpha Equity Hedge, James Alpha Event Driven, James Alpha Relative Value and James Alpha Total Hedge. Saratoga Capital Management, LLC (“SCM”) serves the Portfolios in a supervision capacity with responsibility to monitor the performance of the Portfolios’ outside service providers (other than sub-advisers, if any, which are monitored by the Manager), assist in the review of financial statements and other regulatory filings and board meeting materials related to each Portfolio. Pursuant to the supervision agreement with the Portfolios, the Portfolios pay SCM an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

(b) The Trust and the Manager on behalf of the Portfolios, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at November 30, 2017, for each portfolio were: 1.74%, 2.49%, 1.49% and 1.49% for Class A, C, I and S shares, respectively, of James Alpha Equity Hedge, James Alpha Event Driven, James Alpha Relative Vale and James Alpha Total Hedge and 2.75%, 3.50%, 2.50% and 2.50% of James Alpha Family Office for Class A, C, I and S shares, respectively. Pursuant to a fee waiver and operating expense limitation agreement between James Alpha Advisors and the James Alpha Portfolios, James Alpha Advisors has contractually agreed to waive all of the James Alpha Portfolios’ management fees payable to James Alpha Advisors by the James Alpha Portfolios on Class S assets, less any portion of such fee that is payable by James Alpha Advisors to the Sub-Advisers. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with James Alpha Advisors shall continue through December 31, 2018.

For the period ended November 30, 2017, the Manager waived fees of $24,827 for James Alpha Equity Hedge, $20,596 for James Alpha Event Driven, $18,048 for James Alpha Family Office, $23,014 for James Alpha Relative Value and $30,795 for James Alpha Total Hedge. The manager waived the following Class S Fees of:

Portfolio	Class S Fee Waived
James Alpha Equity Hedge	$2,800
James Alpha Event Driven	5,847
James Alpha Family Office	6,036
James Alpha Relative Value	3,999
James Alpha Total Hedge	1,689

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	11/30/2020
James Alpha Equity Hedge	$24,827
James Alpha Event Driven	20,596
James Alpha Family Office	18,048
James Alpha Relative Value	23,014
James Alpha Total Hedge	30,795

(c) Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor. The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of each of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

For the year ended November 30, 2017, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Class A	Class C
James Alpha Equity Hedge	—	—
James Alpha Event Driven	—	—
James Alpha Family Office	1,922	100
James Alpha Relative Value	—	—
James Alpha Total Hedge	268	—

(d) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

(e) Affiliated Investments — Companies which are affiliates of the Portfolios at August 31, 2017, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments; Milestone Treasury Obligations Portfolio which is managed by CLS Investments, LLC, are detailed below:

		Shares at			Shares at		Value at
Portfolio	Affiliated Holding	11/30/16	Purchases	Sales	11/30/17	Income	11/30/2017
James Alpha Equity Hedge	Milestone Treasury Obligations – Institutional Class	—	2,275,864	1,944,418	331,446	492	331,446
James Alpha Event Driven	Milestone Treasury Obligations – Institutional Class	—	3,412,298	3,160,383	251,915	513	251,915
James Alpha Family Office	Milestone Treasury Obligations – Institutional Class	—	3,577,960	3,314,309	263,651	467	263,651
James Alpha Relative Value	Milestone Treasury Obligations – Institutional Class	—	2,595,636	2,375,525	220,111	361	220,111
James Alpha Total Hedge	Milestone Treasury Obligations – Institutional Class	—	1,450,594	1,177,075	273,519	454	273,519

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

3.	INVESTMENT TRANSACTIONS

(a) For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
James Alpha Equity Hedge	$3,938,277	$1,518,637
James Alpha Event Driven	8,400,584	2,651,044
James Alpha Family Office	6,414,907	1,517,908
James Alpha Relative Value	6,405,271	2,189,003
James Alpha Total Hedge	2,902,808	857,820

(b) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at November 30, 2017, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha Equity Hedge
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward
			currency exchange contracts	$(745)
			Totals	$(745)
James Alpha Event Driven
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward
			currency exchange contracts	$(863)
			Totals	$(863)
James Alpha Relative Value
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward
			currency exchange contracts	$(1,620)
			Totals	$(1,620)
James Alpha Total Hedge
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward
			currency exchange contracts	(397)
			Totals	$(397)

The effect of derivative instruments on the Statements of Operations for the period ended November 30, 2017, were as follows:

				Realized and unrealized gain (loss)
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	on derivatives
James Alpha Equity Hedge
	Forward Contracts
		Net realized gain from foreign currency transactions	Foreign Exchange	$8
		Net change in unrealized depreciation on foreign currency transactions
			Foreign Exchange	$(745)
James Alpha Event Driven
	Forward Contracts
		Net realized gain from foreign currency transactions	Foreign Exchange	$483
		Net change in unrealized depreciation on foreign currency transactions
			Foreign Exchange	$(863)
James Alpha Family Office
	Forward Contracts
		Net realized loss from foreign currency transactions	Foreign Exchange	$(20)
James Alpha Relative Value
	Forward Contracts
		Net realized gain from foreign currency transactions	Foreign Exchange	$76
		Net change in unrealized depreciation on foreign currency transactions
			Foreign Exchange	$(1,620)
James Alpha Total Hedge
	Forward Contracts
		Net realized loss from foreign currency transactions	Foreign Exchange	$(228)
		Net change in unrealized depreciation on foreign currency transactions
			Foreign Exchange	$(397)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares	Class A Shares	Class C Shares	Class S Shares
	Period Ended	Period Ended	Period Ended	Period Ended
	November 30, 2017	November 30, 2017	November 30, 2017	November 30, 2017
James Alpha Equity Hedge
Issued	20,001	1	1	253,558
Redeemed	—	—	—	(1,498)
Reinvested from Dividends	—	—	—	—
Net Decrease in Shares	20,001	1	1	252,060

James Alpha Event Driven
Issued	20,001	1	1	569,192
Redeemed	—	—	—	(3,858)
Reinvested from Dividends	—	—	—	—
Net Increase (Decrease) in Shares	20,001	1	1	565,334

James Alpha Family Office
Issued	20,001	313	10,410	468,749
Redeemed	—	—	(980)	(4,857)
Reinvested from Dividends	—	—	—	—
Net Increase (Decrease) in Shares	20,001	313	9,430	463,892

James Alpha Relative Value
Issued	20,001	1	1	406,142
Redeemed	—	—	—	(1,138)
Reinvested from Dividends	—	—	—	—
Net Increase (Decrease) in Shares	20,001	1	1	405,004

James Alpha Total Hedge
Issued	50,001	4,914	1,510	169,944
Redeemed	—	—	—	(1,371)
Reinvested from Dividends	—	—	—	—
Net Increase in Shares	50,001	4,914	1,510	168,573

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of November 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
James Alpha Equity Hedge	$19,742	$—	$—	$—	$—	$33,259	$53,001
James Alpha Event Driven	18,541	—	—	—	—	9,471	28,012
James Alpha Family Office	4,967	—	—	—	—	94,544	99,511
James Relative Value	11,249	—	—	—	—	(6,177)	5,072
James Alpha Total Hedge	10,195	—	—	—	—	26,384	36,579

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign currency contracts and passive foreign investment companies, and adjustments for C-Corporation return of capital distributions.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2017 (Continued)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses and short-term capital gains, and adjustments for passive foreign investment companies and C-Corporation return of capital distributions, resulted in reclassifications for the Funds for the period ended November 30, 2017 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
Portfolio	Capital	Income (Loss)	Gains (Loss)
James Alpha Equity Hedge	$—	$1,402	$(1,402)
James Alpha Event Driven	—	868	(868)
James Alpha Family Office	—	8,634	(8,634)
James Relative Value	—	(404)	404
James Alpha Total Hedge	—	(139)	139

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of November 30, 2017 the shareholders that own 25% or more of the voting securities are as follows:

Fund	Shareholder	Ownership %
James Alpha Equity Hedge Cl A	James Alpha Management LLC	100.00%
James Alpha Equity Hedge Cl C	James Alpha Management LLC	100.00%
James Alpha Equity Hedge Cl I	Denis Nayden	100.00%
James Alpha Event Driven Cl A	James Alpha Management LLC	100.00%
James Alpha Event Driven Cl C	James Alpha Management LLC	100.00%
James Alpha Event Driven Cl I	Denis Nayden	100.00%
James Alpha Family Office Cl A	First Financial Bank	99.68%
James Alpha Family Office Cl C	Johnny R & Billie Sue Harrison	37.13%
James Alpha Family Office Cl C	Jennifer Harris-Espinoza & Robert Espinoza	32.40%
James Alpha Family Office Cl C	Jerry & Carol Chesser	25.69%
James Alpha Family Office Cl I	Denis Nayden	100.00%
James Alpha Relative Value Cl A	James Alpha Management LLC	100.00%
James Alpha Relative Value Cl C	James Alpha Management LLC	100.00%
James Alpha Relative Value Cl I	Denis Nayden	100.00%
James Alpha Total Hedge Cl A	Mainstar Trust	58.25%
James Alpha Total Hedge Cl A	First National Bank	30.12%
James Alpha Total Hedge Cl C	Chizuko Mommii	99.93%
James Alpha Total Hedge Cl I	Denis Nayden	100.00%

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. The Board of Trustees of The Saratoga Advantage Trust approved changes to the 80% investment policy and name of the James Alpha Equity Portfolio. These changes will become effective on or about February 15, 2018 (the “Effective Date”). On the Effective Date, the name of the James Alpha Equity Hedge Portfolio will be changed to the James Alpha EHS Portfolio and all references to James Alpha Equity Hedge Portfolio in the Portfolio’s Prospectus and Statement of Additional Information will be revised accordingly.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities of the James Alpha Equity Hedge Portfolio, James Alpha Event Driven Portfolio, James Alpha Family Office Portfolio, James Alpha Relative Value Portfolio, and the James Alpha Total Hedge Portfolio (the “Funds”), each a series of Saratoga Advantage Trust, including the schedule of investments as of November 30, 2017 and with respect tothe James Alpha Equity Hedge Portfolio, the James Alpha Event Drive Portfolio, and the James Alpha Relative Value Portfolio the related statements of operations, statements of changes in net assets and the financial highlights for the period August 18, 2017 (commencement of operations) to November 30, 2017 and with respect to James Alpha Family Office Portfolio and James Alpha Total Hedge Portfolio the related statements of operations, statements of changes in net assets and the financial highlights for the period June 30, 2017 (commencement of operations) to November 30, 2017 . These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of James Alpha Equity Hedge Portfolio, James Alpha Event Driven Portfolio, James Alpha Family Office Portfolio, James Alpha Relative Value Portfolio, and the James Alpha Total Hedge Portfolio as of November 30, 2017, and the related statement of, the statements of changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2018

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2017 (commencement of operations) through November 30, 2017 for James Alpha Family Office and James Alpha Total Hedge and from August 18, 2017 (commencement of operations) through November 30, 2017 for James Alpha Equity Hedge, James Alpha Event Driven and James Alpha Relative Value.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 6/30/2017	Value - 11/30/2017	6/30/2017 - 11/30/2017*	[Annualized]
Actual Expenses - Table 2:
James Alpha Family Office - Class I	$1,000.00	$1,052.00	$10.82	2.50%
James Alpha Family Office - Class A	1,000.00	1,051.00	11.90	2.75%
James Alpha Family Office - Class C	1,000.00	1,050.00	15.14	3.50%
James Alpha Family Office - Class S	1,000.00	1,052.00	10.80	2.50%
James Alpha Total Hedge - Class I	1,000.00	1,040.00	6.41	1.49%
James Alpha Total Hedge - Class A	1,000.00	1,038.00	7.48	1.74%
James Alpha Total Hedge - Class C	1,000.00	1,037.00	10.70	2.49%
James Alpha Total Hedge - Class S	1,000.00	1,040.00	6.42	1.49%

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 8/18/2017	Value - 11/30/2017	8/18/2017 - 11/30/2017**	[Annualized]
Actual Expenses - Table 2:
James Alpha Equity Hedge - Class I	1,000.00	1,058.00	4.37	1.49%
James Alpha Equity Hedge - Class A	1,000.00	1,058.00	5.11	1.74%
James Alpha Equity Hedge - Class C	1,000.00	1,058.00	7.31	2.49%
James Alpha Equity Hedge - Class S	1,000.00	1,059.00	4.38	1.49%
James Alpha Event Driven – Class I	1,000.00	1,026.00	4.29	1.49%
James Alpha Event Driven – Class A	1,000.00	1,026.00	5.03	1.74%
James Alpha Event Driven – Class C	1,000.00	1,026.00	7.19	2.49%
James Alpha Event Driven – Class S	1,000.00	1,026.00	4.31	1.49%
James Alpha Relative Value - Class I	1,000.00	1,014.00	4.27	1.49%
James Alpha Relative Value - Class A	1,000.00	1,014.00	5.00	1.74%
James Alpha Relative Value - Class C	1,000.00	1,014.00	7.14	2.49%
James Alpha Relative Value - Class S	1,000.00	1,014.00	4.27	1.49%

SUPPLEMENTAL INFORMATION (Unaudited) ( Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 6/30/2017	Value - 11/30/2017	6/01/2017 - 11/30/2017***	[Annualized]
[5% Return Before Expenses] - Table 2:
James Alpha Family Office - Class I	$1,000.00	$1,012.53	$12.61	2.50%
James Alpha Family Office - Class A	1,000.00	1,011.28	13.87	2.75%
James Alpha Family Office - Class C	1,000.00	1,007.52	17.61	3.50%
James Alpha Family Office - Class S	1,000.00	1,012.55	12.59	2.50%
James Alpha Total Hedge - Class I	1,000.00	1,017.60	7.54	1.49%
James Alpha Total Hedge - Class A	1,000.00	1,016.34	8.80	1.74%
James Alpha Total Hedge - Class C	1,000.00	1,012.58	12.56	2.49%
James Alpha Total Hedge - Class S	1,000.00	1,017.59	7.54	1.49%

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 8/18/2017	Value - 11/30/2017	6/01/2017 - 11/30/2017***	[Annualized]
[5% Return Before Expenses] - Table 2:
James Alpha Equity Hedge - Class I	1,000.00	1,017.60	7.53	1.49%
James Alpha Equity Hedge - Class A	1,000.00	1,016.32	8.82	1.74%
James Alpha Equity Hedge - Class C	1,000.00	1,012.57	12.58	2.49%
James Alpha Equity Hedge - Class S	1,000.00	1,017.58	7.56	1.49%
James Alpha Event Driven – Class I	1,000.00	1,017.62	7.51	1.49%
James Alpha Event Driven – Class A	1,000.00	1,016.33	8.81	1.74%
James Alpha Event Driven – Class C	1,000.00	1,012.58	12.57	2.49%
James Alpha Event Driven – Class S	1,000.00	1,017.58	7.55	1.49%
James Alpha Relative Value - Class I	1,000.00	1,017.61	7.53	1.49%
James Alpha Relative Value - Class A	1,000.00	1,016.33	8.81	1.74%
James Alpha Relative Value - Class C	1,000.00	1,012.60	12.55	2.49%
James Alpha Relative Value - Class S	1,000.00	1,017.60	7.53	1.49%

*	Expenses are equal to the Funds annualized expense ratio multiplies by the number of days in the period (104) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the Funds annualized expense ratio multiplies by the number of days in the period (154) divided by the number of days in the fiscal year (365).

***	Please note that while The Funds commenced operations June 30, 2017 and August 18, 2017, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expenses ratios were in effect during the period June 1, 2017 to November 30, 2017.

Board of Trustees (the “Board”) Meeting of April 11-12, 2017 – James Alpha Family Office Portfolio

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

The Independent Trustees discussed the information provided by the Portfolio’s manager, James Alpha Advisors, LLC (“James Alpha’), in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and comparative fee data.

Nature, Quality and Scope of Services

The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha with respect to the Portfolio and determined that James Alpha is well qualified to provide these services.

Comparative Performance

The Trustees noted that that the Portfolio had not yet commenced operations.

Fees Relative to Comparable Funds

The Trustees noted that expense caps are in effect for the Portfolio and evaluated the impact of the expense caps on the net fees to be received by James Alpha. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to the Portfolio was not excessive relative to comparable funds.

Economies of Scale and Profitability of James Alpha

Because the Portfolio had not yet commenced operations, the Independent Trustees determined that profitability and economies of scale at this juncture are speculative.

Other Benefits

The Trustees considered the benefits obtained by James Alpha from its relationship with the Portfolio. They noted, in this regard, that James Alpha has soft dollar arrangements pursuant to which commissions on the Portfolio’s transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained may enhance the ability of James Alpha to provide quality services to the Portfolio.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreement for the Portfolio was in the best interests of the Portfolio and its shareholders.

Board of Trustees (the “Board”) Meeting of July 28, 2016

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering with respect to the James Alpha Equity Hedge Portfolio, James Alpha Event Driven Portfolio, James Alpha Relative Value Portfolio and James Alpha Total Hedge Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) approval of an investment management agreement between James Alpha Advisors, LLC (“James Alpha”) and each Portfolio.

The Independent Trustees discussed the information provided by James Alpha in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha with respect to each Portfolio and determined that James Alpha is well qualified to provide these services.

The Trustees reviewed the proposed annual management fee of 1% for each Portfolio. They considered the nature of the strategies and investment approach proposed for each Portfolio. The Independent Trustees also considered with respect to each Portfolio, comparative fee data provided by James Alpha which included fees charged by a group of funds in the Long-Short Equity Morningstar category (for the Equity Hedge Portfolio) and in the Multi-Alternative Morningstar category (for the other three Portfolios). The Independent Trustees considered the criteria utilized by James Alpha in selecting the peer groups and accorded them such weight as they deemed appropriate. The Independent Trustees further noted that James Alpha agreed to cap the expenses of each Portfolio, excluding certain expenses, for at least one year from the date of commencement of operation of the Portfolio at 1.49%, 1.74%, and 2.49% for Class I, Class A, and Class C respectively and considered the impact of the expense cap on the net fees to be received by James Alpha.

In addition, because the Portfolios have not yet commenced operations, the Trustees determined that profitability and economies of scale at this juncture are speculative.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed annual management fee rate of 1% for each Portfolio is reasonable.

The Trustees considered the benefits to be obtained by James Alpha from its relationship with the Portfolios. They noted, in this regard, that James Alpha has soft dollar arrangements pursuant to which commissions on the Portfolios’ transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by James Alpha may enhance its ability to provide quality services to the Portfolios.

Based on the foregoing, the Independent Trustees determined with respect to each Portfolio that approval of the proposed Investment Management Agreement with James Alpha is in the best interests of the Portfolios and their shareholders.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bruce E. Ventimiglia, 62 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	29	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patrick H. McCollough, 75 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	29	Trustee, Board of Harbor Beach Community Hospital (2011-present)
Udo Koopmann, 76 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	29	None
Floyd E. Seal, 68 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017; Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	29	None
Stephen H. Hamrick, 65 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011- Present) (broker-dealer)	29	None

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 61 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	29	None
Jonathan W. Ventimiglia, 34 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present), Marketing Associate (August 2005-Present) of Saratoga Capital Management, LLC.	29	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
James S. Vitalie, 58 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Holdings, LLC (2017- Present); President of James Alpha Management, LLC (March 2008 – 2017); Executive Vice President of FDX Capital LLC (June 2012- Present)	29	Board Member, The Joshua School (January 2016 – Present)
Michael J. Wagner, 67 c/o Northern Lights Compliance Services, LLC 80 Arkay Dr., Suite 110, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present)	29	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2017 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 11/30/17	$34,000.00	$0.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 11/30/17	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 11/30/17	$9,500.00	$0.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 11/30/17	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended November 30, 2017, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2017, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/07/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 02/07/18

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/07/18

* Print the name and title of each signing officer under his or her signature.